                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X]  Definitive Proxy Statement               RULE 14A-6(E)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                       BORON, LEPORE & ASSOCIATES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                       BORON, LePORE & ASSOCIATES, INC.
                               1800 VALLEY ROAD
                            WAYNE, NEW JERSEY 07470

Dear Stockholder:                                                April 24, 2001

  You are cordially invited to attend the Annual Meeting of Stockholders of Boron, LePore & Associates, Inc. (the "Annual Meeting") to be held on Wednesday, May 23, 2001, at 10:00 a.m. local time at the Marriott Newark Airport, Newark International Airport, Newark, New Jersey.

  The Annual Meeting has been called for the purpose of (1) electing three Class I Directors for three-year terms; (2) to consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated 1996 Stock Option and Grant Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance under the Plan by 1,200,000 shares; and (3) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on April 4, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

  The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company and "FOR" the amendment to the Plan.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          Patrick G. LePore
                                          Chairman and Chief Executive Officer

                       BORON, LePORE & ASSOCIATES, INC.
                               1800 VALLEY ROAD
                            WAYNE, NEW JERSEY 07470
                                (973) 709-3000

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     To Be Held on Wednesday, May 23, 2001

  Notice Is Hereby Given that the Annual Meeting of Stockholders of Boron, LePore & Associates, Inc. (the "Company") will be held on Wednesday, May 23, 2001, at 10:00 a.m. local time at the Marriott Newark Airport, Newark International Airport, Newark, New Jersey (the "Annual Meeting"), for the purpose of considering and voting upon:

  1. The election of three Class I Directors for three-year terms;

  2. The amendment of the Company's 1996 Amended and Restated Stock Option and Grant Plan; and

  3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

  The Board of Directors has fixed the close of business on April 4, 2001 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

  You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy delivered by a holder of Common Stock may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record of the Company's Common Stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          Patrick G. LePore
                                          Chairman and Chief Executive Officer

Wayne, New Jersey
April 24, 2001

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                       BORON, LePORE & ASSOCIATES, INC.

                               1800 VALLEY ROAD

                            WAYNE, NEW JERSEY 07470

                                (973) 709-3000

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on May 23, 2001

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boron, LePore & Associates, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 23, 2001, at 10:00 a.m. local time at the Marriott Newark Airport, Newark International Airport, Newark, New Jersey and any adjournments or postponements thereof (the "Annual Meeting").

  At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of three Class I Directors, each for a three-year term, with each such term to continue until the annual meeting of stockholders in 2004 and until such Director's successor is duly elected and qualified;

    2. The amendment of the Company's 1996 Amended and Restated Stock Option and Grant Plan (the "Plan") to increase the number of shares of Common Stock reserved for issuance under the Plan by 1,200,000 shares; and

    3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

  The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 24, 2001 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 4, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 11,393,382 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 36 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

  The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each of the nominees as Directors of the Company. With respect to Proposal 2, the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote is required to approve the amendment to the Plan.

  Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting and are not counted as entitled to vote on a nondiscretionary proposal. With respect to the election of Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of the Directors. With respect to Proposal 2, abstentions will have the effect of a vote against the amendment to the Plan and broker non-votes will have no effect on the amendment to the Plan.

  Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement and "FOR" the proposed amendment to the Plan. It is not anticipated that any matters other than the election of Directors and the amendment of the Plan will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

  Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

  The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2000 ("Fiscal 2000"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of eight members and is divided into three classes, with three Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

  At the Annual Meeting, three Class I Directors will be elected to serve until the annual meeting of stockholders in 2004 and until each respective Director's successor is duly elected and qualified. The Board of Directors has nominated John A. Staley, IV, John T. Spitznagel and Ronald M. Nordmann for re-election as the Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Messrs. Staley, Spitznagel and Nordmann as Directors. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required For Approval

  A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each of the nominees as a Director of the Company.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

  The Board of Directors of the Company held five meetings during Fiscal 2000 and each of the incumbent Directors attended all of the meetings. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence, and performs all of its related duties and obligations as set forth in the Audit Committee Charter. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's stock option and grant plans and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Audit Committee consists of Roger Boissonneault, Melvin Sharoky, and Ronald M. Nordmann and held four meetings during Fiscal 2000. The Compensation Committee consists of Joseph E. Smith and John A. Staley, IV and held two meetings during Fiscal 2000.

  Non-employee Directors (the "Independent Directors") receive a fee of $3,000 for each meeting of the Board of Directors and $1,500 for each committee meeting that they attend, and each Director is reimbursed for travel and other expenses incurred in attending meetings. During Fiscal 2000 each Independent Director was granted options to purchase 5,000 shares of Common Stock and upon joining the Board, Ronald M. Nordmann was granted options to purchase an additional 10,000 shares of Common Stock.

  Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                        Director
   Name                                                             Age  Since
   ----                                                             --- --------
   Class I--Nominees for Election

   John A. Staley, IV(2)*..........................................  57   1997
   John T. Spitznagel*.............................................  59   1999
   Ronald M. Nordmann(1)*..........................................  59   2000

   Class II--Term Expires in 2002

   Joseph E. Smith(2)..............................................  62   1997
   Melvin Sharoky(1)...............................................  50   1999
   Steven M. Freeman...............................................  53   1999

   Class III--Term Expires in 2003

   Patrick G. LePore...............................................  46   1996
   Roger Boissonneault(1)..........................................  51   1997

--------
 * Nominee for re-election.
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

  The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

  Patrick G. LePore joined the Company in 1985 after six years at Hoffmann-La Roche, a pharmaceutical company, where he worked as a product manager from 1982 to 1983 and as a product director from 1983 to 1985. Mr. LePore also served as President of the Company from 1992 to 1999. Mr. LePore has been the Chief Executive Officer of the Company since January 1992 and the Chairman of the Board since December 1996.

  Steven M. Freeman joined the Company and its Board of Directors in October 1999. Mr. Freeman served as Senior Vice President, Marketing and Sales of Knoll Pharmaceutical Company, the US division of BASF Pharma, from April, 1995 until October, 1999 with overall responsibility for Knoll's marketing and sales effort. From March, 1995 until joining the Company in 1999, Mr. Freeman was Vice President, Sales and Marketing for Boots Pharmaceuticals, Inc. Mr. Freeman also served as Executive Vice President/General Manager at McCann Healthcare, Inc. and he has held marketing positions with Dorsey Laboratories, a division of Sandoz Pharmaceutical, Inc. and the Flint Laboratories Division of Travenol Laboratories, Inc. In addition Mr. Freeman is a member of the Board of Trustees of Caldwell College.

  Roger Boissonneault has served as a Director of the Company since April, 1997 and is the President of Warner-Chilcott Laboratories, Inc., a pharmaceutical company. Before becoming President of Warner-Chilcott Laboratories, Inc. in April, 1996, he was associated with Warner-Lambert Co., the former parent company of Warner Chilcott, since 1976, most recently as Vice President, Female Health Care from October, 1991 to January, 1994 and as Vice President and General Manager from January, 1994 to April, 1996. Mr. Boissonneault also serves as a director of Warner-Chilcott Laboratories, Inc.

  Ronald M. Nordmann joined the Board on April 13, 2000 having previously served as a non-executive director of Roberts Pharmaceutical Corporation since May 1999 and has been a financial analyst in healthcare securities since 1971. Mr. Nordmann was a portfolio manager and partner at Deerfield Management from September 1994 until December 1999. He has held senior positions with PaineWebber, Oppenheimer & Co., F. Eberstadt & Co., and Warner-Chilcott Laboratories, a division of Warner-Lambert. Since November of 2000, Mr. Nordmann has held the position of Co-President of Global Health Associates, LLC. Mr. Nordmann also serves as a director of Shire Pharmaceuticals Group plc. and Guilford Pharmaceuticals, Inc.

  Joseph E. Smith served in various positions with Warner-Lambert Co., a pharmaceutical company, from March, 1989 until his retirement in September, 1997. He was a corporate vice president at Warner-Lambert and served as a member of the office of the Chairman and as a member of the firm's management committee. He also served as President, Pharmaceuticals (Parke-Davis) and President, Shaving Products (Schick and Wilkinson Sword). Mr. Smith is also a director of VIVUS, Inc., a pharmaceutical company, as well as Avanir Pharmaceuticals, Web MD Corporation, and Shire Pharmaceutical Group plc.

  John A. Staley, IV has served as a Director of the Company since May, 1997. Mr. Staley was Chief Executive Officer of Federated Research Corp., an investment management firm and a subsidiary of Federated Investors Inc. which is, in turn, a wholly owned subsidiary of Federated Investors, a Delaware business trust, from 1984 through November, 1994 when he retired. Upon his retirement, Mr. Staley worked as a self-employed financial advisor from November, 1994 to November, 1996 and has been the Chief Executive Officer of Staley Capital Advisers, Inc., an investment advisory firm, from November, 1996 to present. He is also a director of Robroy Industries, Inc., a manufacturer of conduit products.

  Melvin Sharoky joined the Board of Directors in February, 1999. Since 1995, Dr. Sharoky has been President of Somerset Pharmaceuticals, Inc. Beginning in February, 1993, Dr. Sharoky served as President and Chief Executive Officer of Circa Pharmaceuticals, Inc. Following the merger of Circa Pharmaceuticals, Inc. with Watson Pharmaceuticals, Inc. in July 1995, Dr. Sharoky served as President of Watson Pharmaceuticals, Inc. and Chief Executive Officer of Circa Pharmaceuticals, Inc., each until January, 1998. Mr. Sharoky also serves as a director of Andrx Corporation.

  John T. Spitznagel joined the Board of Directors in September, 1999. Mr. Spitznagel served as President and Chief Executive Officer of Roberts Pharmaceutical from September, 1997 until December 1999 and has served as a director of Roberts since July, 1996. Mr. Spitznagel has served as President of Reed and Carnrick and as Chief Executive Officer of BioCryst Pharmaceuticals, Inc. Mr. Spitznagel has held various positions with Wyeth-Ayerst Laboratories, Roche Laboratories and Warner-Chilcott Laboratories. Since November of 2000, Mr. Spitznagel has held the position of Co-President of Global Health Associates, LLC. Mr. Spitznagel also serves as a director of Shire Pharmaceutical Group plc. and Questcor Pharmaceuticals, Inc.

                              EXECUTIVE OFFICERS

  The principal occupation and business experience for at least the last five years for each current executive officer is set forth below (except for Messrs. LePore and Freeman, whose business experience is discussed above).

          Name            Age                                  Position
          ----            ---                                  --------
Patrick G. LePore.......   46 Chairman of the Board and Chief Executive Officer
Steven M. Freeman.......   53 President and Chief Operating Officer
Anthony J. Cherichella..   33 Executive Vice President, Chief Financial Officer, Secretary and Treasurer

--------

  Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

  Anthony J. Cherichella joined the Company as Executive Vice President, Chief Financial Officer, Secretary and Treasurer in May, 2000. Mr. Cherichella joined the Company after ten years with Arthur Andersen LLP, most recently as Senior Manager within the Metro New York Audit Division.

                            EXECUTIVE COMPENSATION

  The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Company's Chief Executive Officer and the four most highly compensated executive officers at the end of Fiscal 2000 who earned in excess of $100,000, plus Claudia Estrin and Martin J. Veilleux, who would have been considered among the four most highly compensated executive officers except they were not employed by the Company at the end of Fiscal 2000 (collectively, the "Named Executive Officers").

Summary Compensation

  Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the last three fiscal years.

                          Summary Compensation Table

                                                                              Long-Term
                                                                            Compensation
                                       Annual Compensation                     Awards
                              ------------------------------------- -----------------------------
                                                                      Shares
                                                                    Underlying
                                                                     Options
Name and Principal                                  Other Annual     Granted       All Other
Position                 Year Salary($) Bonus($) Compensation($)(1)    (#)     Compensation($)(2)
------------------       ---- --------- -------- ------------------ ---------- ------------------
Patrick G. LePore....... 2000  347,751  210,000        53,391(3)     125,000         27,549
 Chairman and Chief      1999  347,957  150,000        45,947(3)     175,000         30,540
 Executive Officer       1998  362,116      --         47,849(3)     100,000         29,264

Steven M. Freeman(4).... 2000  332,751  362,506        12,827(3)      80,000          8,251
 President and Chief     1999   70,708   75,000         1,500        150,000            439
 Operating Officer       1998      --       --            --             --             --

Anthony J.
 Cherichella(5)......... 2000  128,549   63,000        12,581(3)     100,000            520
 Executive Vice
  President,             1999      --       --            --             --             --
 Chief Financial
  Officer,               1998      --       --            --             --             --
 Secretary and Treasurer

Claudia Estrin(6)....... 2000  178,844   12,500         6,500         30,000          1,908
 Former Senior Vice      1999  177,160   75,000         7,800         85,000          1,388
 President of Operations 1998      --       --            --             --             --

Martin J. Veilleux(7)... 2000  282,733  125,000       142,540(8)         --             --
 Former Executive Vice   1999  222,538  145,000         9,000        200,000            --
 President and Chief     1998  186,923      --          9,000        105,000            976
 Financial Officer

--------
(1) For 2000, includes and automobile allowance of $19,072 for Mr. LePore, $9,000 for Mr. Freeman, $5,200 for Mr. Cherichella, $6,500 for Ms. Estrin and $2,250 for Mr. Veilleux. For 1999, includes an automobile allowance of $17,914 for Mr. LePore, $1,500 for Mr. Freeman, $7,800 for Ms. Estrin and $9,000 for Mr. Veilleux. For 1998, includes an auto allowance of $17,964 for Mr. LePore and $9,000 for Mr. Veilleux.

(2) Represents insurance premiums paid by the Company.
(3) For 2000, includes club dues of $34,269 for Mr. LePore, $3,827 for Mr. Freeman and $7,381 for Mr. Cherichella. For 1999 and 1998, includes club dues of $28,033 and $29,885 respectively, for Mr. LePore.
(4) Mr. Freeman joined the Company in October 1999.
(5) Mr. Cherichella joined the Company in May 2000.
(6) Ms. Estrin resigned in October 2000.
(7) Mr. Veilleux resigned in March 2000.
(8) Includes option exercises of $140,290.

  Executive Bonus Plan. The Company has an executive bonus plan to provide incentive bonuses to executive officers of the Company for the attainment of financial and other objectives. Target awards are expressed as a percentage of the executive's base salary. Actual awards are based on the target award as adjusted for Company and individual performance. Company performance is measured by annual revenue and earnings per share targets established at the beginning of each fiscal year. Individual performance is based on a subjective evaluation of the executive's personal performance.

  Option Grants. The following table sets forth certain information concerning the grant of options to purchase Common Stock of the Company to the Named Executive Officers who received such grants during Fiscal 2000.

                       Option Grants in Fiscal Year 2000

                                                                                                Potential Realizable
                                                                                               Value at Assumed Annual
                                                                                                Rates of Stock Price
                                                                                               Appreciation for Option
                                                   Individual Grants                                   Term(1)
                          -------------------------------------------------------------------- -----------------------
                          Number of Securities   Percent of Total     Exercise or
                           Underlying Options   Options Granted to    Base Price    Expiration
          Name               Granted(#)(2)     Employees in 2000(%) Per Share($/Sh)    Date      5% ($)     10% ($)
          ----            -------------------- -------------------- --------------- ---------- -----------------------
Patrick G. LePore.......        125,000(3)            10.16              7.625        8/3/10      599,415    1,519,036
Steven M. Freeman.......         80,000(3)             6.50              7.625        8/3/10      383,626      972,183
Anthony J. Cherichella..         60,000(4)             4.88              8.625        5/1/10      325,453      824,762
                                 40,000(3)             3.25              7.625        8/3/10      191,813      486,091
Claudia Estrin..........         30,000(3)             2.44              7.625        8/3/10      143,860      364,569
Martin J. Veilleux......            --                  --                 --            --           --           --

--------
(1) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10% respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.
(2) All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Board of Directors or the Compensation Committee of the Board of Directors.
(3) Such options become exercisable in five equal annual installments, beginning on August 3, 2001.
(4) Such options become exercisable in four equal annual installments, beginning on May 1, 2001.

  Option Exercises and Option Values. No stock options were exercised by the Named Executive Officers during 2000. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers as of December 31, 2000.

              Aggregate Option Exercises in Fiscal Year 2000 and
                      Fiscal Year-End 2000 Option Values

                                                                                       Value of
                                                                                      Unexercised
                                                       Number of Securities          in-the-money
                                                       Underlying Options at       Options at Fiscal
                            Shares                        Fiscal Year-End           Year-End ($)(1)
                          Acquired on     Value      ------------------------- -------------------------
          Name            Exercise(#) Realized($)(2) Exercisable Unexercisable Exercisable Unexercisable
          ----            ----------- -------------- ----------- ------------- ----------- -------------
Patrick G. LePore.......       --            --        187,500      312,500      126,375      485,750
Steven M. Freeman.......       --            --         37,500      192,500      142,875      658,625
Anthony J. Cherichella..       --            --            --       100,000          --       277,500
Claudia Estrin..........       --            --         57,000          --        90,813          --
Martin J. Veilleux......    34,600       140,290       132,498          --        97,261          --

--------
(1) Based on the last reported sale price on the Nasdaq National Market on December 29, 2000 ($10.50) less the applicable option exercise price.
(2) Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).

Employment Agreements with Executive Officers

  In March 1999, the Company entered into an employment agreement with Mr. LePore. Pursuant to this agreement, Mr. LePore will receive an annual base salary of $375,000 during 2001 and a target bonus of 75% of his base salary pursuant to the Company's Executive Bonus Plan for 2001. The agreement is initially for a four year period, ending March 31, 2003. In the event of a termination of employment without cause or a material breach by the Company, the agreement provides for severance equal to two times Mr. LePore's base salary plus two times Mr. LePore's most recently paid annual bonus (or his target bonus in the year of termination, if higher). If Mr. LePore elects to terminate his employment with the Company within thirty (30) days following a change of control of the Company (as defined), or if Mr. LePore's employment is terminated by the Company without cause or upon Mr. LePore's resignation for Good Reason (as defined), in either case within eighteen months following a change in control of the Company, Mr. LePore will be entitled to a lump sum payment equal to three times his current salary (or his salary immediately prior to the change of control, if higher), plus three time his annual bonus (as defined) plus an amount that will make Mr. LePore whole after he pays all taxes due on the amounts he receives. Mr. LePore's employment agreement provides that Mr. LePore may not engage in certain competitive activities, which activities include peer influence meetings, telemarketing activities, contract sales, field force logistics services and outsource marketing involving pharmaceutical and healthcare companies without the Company's consent for a period of two years (or three years in certain circumstances) following his termination of employment with the Company.

  The Company has entered into an employment agreement with Steven Freeman. This agreement provides for an annual base salary of $355,000 for 2001 and a target bonus of 60% of base salary pursuant to the Company's Executive Bonus Plan for 2001. Mr. Freeman's agreement terminates on October 1, 2001, subject to automatic 1 year renewals, unless prior written notice to the contrary is given. In the event of a termination of employment without cause or for a material breach by the Company, the agreement provides for severance equal to Mr. Freeman's base salary plus the full amount of the target bonus for the year of termination, whether or not earned. If Mr. Freeman's employment is terminated without cause or for Good Reason (as defined) within the eighteen months following a change of control of the Company (as defined), Mr. Freeman will be entitled to the continuation of his base salary through the second anniversary of his termination and a lump sum payment of two times his target bonus. Mr. Freeman's employment agreement provides that he may not engage in certain competitive activities for a period of one year following his termination of employment with the Company.

  The Company has entered into an employment agreement with Anthony J. Cherichella. This agreement provides for an annual base salary of $220,000 for 2001 and a target bonus of 40% of base salary pursuant to the Company's Executive Bonus Plan for 2001. Mr. Cherichella's agreement terminates on April 30, 2002, subject to automatic 1 year renewals, unless prior written notice to the contrary is given. In the event of a termination of employment without cause or for a material breach by the Company, the agreement provides for severance equal to Mr. Cherichella's base salary plus the full amount of the target bonus for the year of termination, whether or not earned. If Mr. Cherichella's employment is terminated without cause or for Good Reason (as defined) within the twelve months following a change of control of the Company (as defined), Mr. Cherichella will be entitled to the continuation of his base salary through the second anniversary of his termination and a lump sum payment of two times his target bonus. Mr. Cherichella's employment agreement provides that he may not engage in certain competitive activities for a period of one year following his termination of employment with the Company.

  The Company has entered into indemnification agreements with each of its Directors. These agreements provide that the Company shall indemnify each of the Directors to the fullest extent permitted by law and advance the Directors' expenses (subject to reimbursement if it subsequently determines that indemnification is not permitted). Under these agreements, the Company is also obligated to indemnify and advance expenses incurred by the Directors seeking to enforce their rights under the agreements.

Report of the Compensation Committee

  The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of variable pay and pay-for-performance, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. Not less than a majority of the Compensation Committee will consist of outside Independent Directors. It is also envisioned that the composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time. In Fiscal 2000, the initial members of the Compensation Committee were Ms. Morby and Mr. Staley. Ms. Morby's term on the Board expired on May 22, 2000 and the vacancy on the Compensation Committee was filled by Mr. Smith.

  Compensation Philosophy. The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group as listed in the Peer Issuer Index and other public companies of similar size, as well as the Committee's subjective assessment of the Company's performance as measured against its own objectives. The Company's objectives include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

  Under the Company's corporate bonus program, the Compensation Committee may award annual cash bonuses to executive officers and certain other members of management for the achievement of specified performance goals for the Company and the individual. Each year, the Compensation Committee sets for each officer the maximum cash bonus that may be awarded that officer if maximum goals are achieved. For bonuses in respect of 2000, the goals were (1) attainment of total revenue targets, (2) attainment of total earnings per share targets, and (3) an evaluation of management performance. For the management performance factor in determining the cash bonus to be paid to officers, the Committee will make a subjective evaluation of the performance of the individual manager in accomplishing certain goals of the Company. For 2001, the goals will be consistent with the goals set by the Committee for 2000.

  Stock options granted under the Company's Stock Option Plan are designed to provide long-term performance incentives and rewards tied to the price of the Company's Common Stock and, generally, will vest over a period of two to four years. The Committee believes these vesting periods encourage option recipients to remain with the Company. Such awards are determined on a discretionary basis. Mr. LePore has authority to grant stock options from time to time to employees of the Company, other than executive officers, subject to guidelines set by the Compensation Committee. The Compensation Committee views stock options as a means of aligning management and stockholder interests and expanding management's long-term perspective.

  Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, none of the members of which are employed by the Company. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year when financial statements for such year become available. At that time, cash bonuses and grants of stock options, if any, are determined based on the past year's performance, and base salaries and maximum cash bonuses and long-term incentive awards for the following fiscal year are set. The Compensation Committee determined annual cash bonuses under the corporate bonus program and awards of stock options under the long-term incentive goal program for its officers and certain key employees, as described in the Summary Compensation Table included in this Proxy Statement.

  Compensation of the Chief Executive Officer. Mr. LePore's 2000 compensation was determined when Mr. LePore signed his employment agreement in March 1999. The Company believes that Mr. LePore's base salary of $375,000 for 2001 is generally equivalent to the base salary earned by the chief executive officers of similarly-sized companies. Mr. LePore's bonus and option grants were determined by the Compensation Committee applying the criteria noted above for determining executive officer compensation.

  Deductibility of Executive Compensation. The Compensation Committee's executive compensation strategy is designed to be cost and tax effective. Therefore, the Compensation Committee's policy is, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to officers pursuant to Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility.

                                          Compensation Committee

                                          Joseph E. Smith
                                          John A. Staley, IV

Compensation Committee Interlocks and Insider Participation

  All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for senior management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Messrs. Smith and Staley, neither of whom is an officer of the Company.

Report of the Audit Committee

  In Fiscal 2000 the members of the Audit Committee were Roger Boissonneault, Melvin Sharoky and Ronald M. Nordmann. Each of the members of the Audit Committee is an independent director as defined by the National Association of Securities Dealers. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 and discussed with Arthur Andersen its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000. A copy of the charter for the Audit Committee is attached to this proxy statement as Appendix A.

                                          Audit Committee

                                          Roger Boissonneault
                                          Melvin Sharoky
                                          Ronald M. Nordmann

Shareholder Return Performance Graph

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies which compete against the Company in contract research and outsourcing for the pharmaceutical industry (the "Peer Issuer Index"). The Peer Issuer Index is comprised of Ventiv Health, Inc. (a spinoff from Snyder Communications, Inc.), Professional Detailing, Inc., Access Worldwide Communications, Inc., Parexel International Corp., Quintiles Transnational Corp. and Covance, Inc. The graph below depicts the period commencing September 24, 1997 and ended December, 1997 and the years ended 1998, 1999 and 2000. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Peer Issuer Index on September 24, 1997, the first day of trading of the Company's Common Stock, and the reinvestment of all dividends.






                                    [GRAPH]
                                   9/24/97  12/31/97  12/31/98 12/31/99 12/31/00
BORON, LEPORE & ASSOCIATES, INC.      100   121.5470  152.4862  28.7293  46.4088
PEER INDUSTRY INDEX                   100   103.7401   90.7164  47.3633  97.4344
NASDAQ STOCK MARKET INDEX             100    93.0627  129.9441 241.1572 146.4090

                                  PROPOSAL II
               AMENDMENT TO THE 1996 STOCK OPTION AND GRANT PLAN

Proposal

  On February 5, 2001, the Board of Directors voted to increase the base number of shares reserved for issuance under the Company's 1996 Stock Option and Grant Plan (the "Plan") by 1,200,000 shares of Common Stock and to include these shares in the number of shares eligible for issuance as incentive options under the Plan. The base number of shares is the number of shares to which the Company adds shares equal to five percent (5%) of the shares of stock issued by the Company in the previous six months (measured as of June 30 and December 31 of each year) to determine the total number of shares which may be issued under the Plan. As at April 15, 2001, there were approximately 504,000 shares available for issuance under the Plan. Following the adoption of the amendment, that number will be increased to approximately 1,704,000 shares.

  Background of the Decision to Amend the Plan. The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants, advisors and other key persons of the Company upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Company has historically used the Plan to grant options to its employees, officers, new employees and in connection with acquisitions. Each option granted under the Plan has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and therefore, many of the options granted prior to November 1999 were issued at exercise prices of $26.50 and above. As at April 15, 2001, approximately 300,000 outstanding options were significantly out of the money under all Company option plans. Because the exercise price of these options is significantly above the current market price for the Company's Common Stock, the incentive value of these options has been substantially reduced. The Company determined not to reprice these options due to the effects of Financial Accounting Standards Board Interpretation No. 44 that would cause repricing to have adverse accounting consequences for the Company. In lieu of repricing, the Company has determined to grant additional options to some of the holders of the out of the money options. These new options will have an exercise price equal to the fair market value of the Company's Common Stock on the date of the new grant. By granting these new options, the Company seeks to provide the option recipients with a proprietary interest in the Company, again aligning the interests of the option holders and the Company's stockholders. In addition, as the Company continues to expand its employee base through the routine hiring of additional staff as well as through acquisitions of compatible businesses, the need for additional option grants continues to steadily grow. As a result, the Board has determined that the remaining shares of Common Stock available for issuance as stock options are insufficient to provide the desired incentive effect to both current employees and potential employees. Therefore, on February 5, 2001, the Board of Directors approved an amendment to the Plan to reserve an additional 1,200,000 shares for issuance as stock options. Outstanding options will not be effected by this amendment. The Company is now submitting this amendment to the shareholders for ratification.

  Background of the Company's Option Grants to Date. As at April 15, 2001, there were options outstanding to purchase an aggregate of approximately 2,630,000 shares of Common Stock under the Plan and under the Company's 1998 Employee Stock Option and Grant Plan, pursuant to which only Non-Qualified Options may be granted. Of these, options to purchase approximately 735,000 shares were exercisable and options to purchase approximately 1,895,000 shares were not exercisable. As noted above, of the outstanding options, approximately 300,000 were significantly out of the money under all Company option plans. Prior to the amendment, approximately 504,000 shares remained available for issuance under the Plan and 245,000 shares remained available for issuance under the Company's 1998 Employee Stock Option and Grant Plan. Upon approval of the amendment, an aggregate of approximately 1,949,000 shares will be available for issuance under both plans. The outstanding options have been granted as follows:

  .approximately 1,465,000 to approximately 200 employees;

  .80,000 to directors of the Company;

  .830,000 to executive officers of the Company; and

  .approximately 285,000 for new employees in connection with acquisitions.

  The weighted average exercise price of the outstanding options is $11.46.

  Summary of the Plan. The Plan was initially adopted by the Board of Directors in December 1996 and was subsequently approved by the Company's stockholders. A copy of the Plan is attached hereto as Appendix B and this summary is qualified in its entirety by reference to the Plan. The Plan permits (1) the grant of Incentive Options, (2) the grant of Non-Qualified Options, (3) the issuance or sale of Common Stock with or without vesting or other restrictions ("Restricted Stock") (4) the issuance or sale of Common Stock without restrictions ("Unrestricted Stock" and, together with Restricted Stock, "Stock Grants"), (5) the grant of Common Stock upon the attainment of specified performance goals ("Performance Share Awards"), (6) the grant of the right to receive cash dividends with the holders of the Common Stock as if the recipient held a specified number of shares of the Common Stock ("Dividend Equivalent Rights") and (7) the grant of the right to receive the value of the excess of the fair market value of the Common Stock over the exercise price of the Common Stock ("Stock Appreciation Rights" or "SARs"). These grants may be made to officers and other employees, directors, advisors, consultants and other key persons of the Company and its subsidiaries.

  The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee has full power to determine from among the persons eligible for grants under the Plan the individuals to whom grants will be made, the combination of grants to participants and the specific terms of each grant, including vesting. Incentive Options may be granted only to officers or other full-time employees of the Company or its subsidiaries, including members of the Board of Directors who are also full-time employees of the Company or its subsidiaries. The amount and recipients of any options are not determinable since such grants are subject to the discretion of the Compensation Committee.

  The option exercise price of options granted under the Plan is determined by the Compensation Committee but, in the case of Incentive Options, may not be less than 100% of the fair market value of the underlying shares on the date of grant. If any employee of the Company or any subsidiary owns (or is deemed to own) at the date of grant shares of stock representing in excess of 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for Incentive Options granted to such employee may not be less than 110% of the fair market value of the underlying shares on that date. Non-Qualified Options may be granted at prices less than the fair market value of the underlying shares on the date granted. Options typically are subject to vesting schedules, terminate 10 years from the date of grant and may be exercised for specified periods subsequent to the termination of the optionee's employment or other business relationship with the Company. At the discretion of the Compensation Committee, any option may include a "reload" feature pursuant to which an optionee exercising an option receives in addition to the number of shares of Common Stock due on the exercise of such an option an additional option with an exercise price equal to the fair market value of the Common Stock on the date such additional option is granted. Upon the exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Compensation Committee or, in the sole discretion of the Compensation Committee, by delivery of shares of Common Stock already owned by the optionee. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker selling the underlying shares from the optionee, or by the delivery of a promissory note if the Board has authorized the loan of funds, provided that at least the par value of the shares is paid other than by promissory note.

  The Plan also permits Stock Grants, Performance Share Awards, grants of Dividend Equivalent Rights and grants of Stock Appreciation Rights. Stock Grants may be made to persons eligible under the Plan, subject to such conditions and restrictions as the Compensation Committee may determine. Prior to the vesting of shares, recipients of Stock Grants generally will have all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the Plan or in any agreement. The Compensation Committee may also make Stock Grants to persons eligible under the Plan in recognition of past services or other valid consideration, or in lieu of cash compensation. In the case of Performance Share Awards, the issuance of shares of Common Stock will occur only after the conditions and restrictions set forth in the grant agreement are satisfied. In addition, the Compensation Committee may grant Dividend Equivalent Rights in conjunction with any other grant made pursuant to the Plan or as a free-standing grant. Dividend Equivalent Rights may be paid currently or deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue further dividends. Stock Appreciation Rights can be granted in tandem with, or independently of, stock options. Stock Appreciation Rights are granted subject to terms and conditions set by the Compensation Committee.

  The Compensation Committee may, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the Plan may be exercised or vest. To the extent not exercised, all options granted under the Plan terminate upon the merger, liquidation or sale of substantially all of the assets of the Company unless assumed by a successor entity or otherwise determined by the Compensation Committee. All shares of restricted Common Stock issued under the Plan are generally treated as fully vested on any merger, liquidation or sale of substantially all of the assets of the Company.

  The Board may at any time, amend or discontinue the Plan, although stockholder approval is required for any material amendments and no such action may adversely affect any outstanding awards.

  As at April 15, 2001, the Company has sold 1,212,986 shares of Common Stock to employees and directors of the Company pursuant to restricted and unrestricted stock awards under the Plan for an aggregate cash purchase price of $574,733. In September 1997 the Company repurchased 466,666 of these shares from a former executive officer of the Company. These repurchased shares are not available for future grant under the Plan.

Federal Income Tax Consequences

  The following is a summary of the principal federal income tax consequences pertaining to options granted under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

  Incentive Options. Incentive Options are intended to qualify as "incentive stock options" for Federal income tax purposes. Under the Internal Revenue Code, an employee will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (x) the amount, if any, realized on the disqualifying disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the employee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the employee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax.

  Special rules apply if an employee surrenders shares of Common Stock in payment of the exercise price of his Incentive Option.

  An Incentive Option that is exercised by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply.

  Non-Qualified Options. There are no Federal income tax consequences to either the optionee, or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company will be entitled to a Federal income tax deduction in an amount equal to such excess. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his or her holding period for such shares.

  Special rules apply if an optionee surrenders shares of Common Stock in payment of the exercise price of a Non-Qualified Option.

  Parachute Payments. The exercise of any portion of any option that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Internal Revenue Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% Federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

  Limitation on Company's Deductions. As a result of Section 162(m) of the Internal Revenue Code, the Company's Federal tax deduction for certain awards under the Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation (other than certain performance-based compensation) in excess of $1 million a year.

Market Value

  On April 4, 2001, the closing price of a share of Common Stock on the Nasdaq National Market was $11.625. Based on such closing price, the maximum aggregate market value of the Common Stock underlying the options outstanding and eligible for issuance under the Plan was approximately $33,484,000.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE PLAN.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

Security Ownership of Management and Certain Beneficial Owners

  The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of April 15, 2001 of persons or entities known to the Company to own, directly or indirectly, more than five percent of the Company's Common Stock and each Director and Named Executive Officers of the Company. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated, subject to community property laws where applicable.

                          Beneficial Ownership Table

                                                        Shares Beneficially
                                                               Owned
                                                        -----------------------
Name and Address of Beneficial Owner                      Number     Percent
------------------------------------                    ------------ ----------
Dimensional Fund Advisors, Inc.(1).....................      946,900      8.3%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401

T. Rowe Price Associates, Inc.(1)......................    1,210,700     10.6%
 100 E. Pratt Street
 Baltimore, MD 21202

T. Rowe Price New Horizon Fund, Inc.(1)................    1,030,000      9.0%
 100 E. Pratt Street
 Baltimore, MD 21202

Merrill Lynch & Co., Inc.(1)...........................      839,200      7.4%
 World Financial Center, North Tower
 250 Vessey Street
 New York, NY 10381

Gregory F. Boron(2)....................................      721,333      6.3%
 226 McKinley Place
 Ridgewood, NJ 07450

Patrick G. LePore(3)...................................    1,005,833      8.8%
Roger Boissonneault(4).................................       16,666        *
Ronald M. Nordmann(5)..................................       25,000        *
John T. Spitznagel(5)..................................       20,000        *
Melvin Sharoky(6)......................................       44,400        *
Joseph E. Smith(7).....................................       16,666        *
John A. Staley, IV(8)..................................      303,332      2.7%
Steven M. Freeman(9)...................................       37,500        *
Anthony J. Cherichella(10).............................       15,000        *
Claudia Estrin(11).....................................            0        *
Martin J. Veilleux(12).................................            0        *
All Directors and Named Executive Officers as a group      1,479,397     13.0%
 (11 persons)..........................................

--------
 (1) The information reported is based upon Schedule 13G's filed with the Securities and Exchange Commission in February, 2001.
 (2) Does not include 78,664 shares of Common Stock held by irrevocable trusts for the benefit of members of Mr. Boron's family of which Mr. Boron is not a trustee, as to which shares Mr. Boron disclaims beneficial ownership.

 (3) Includes 300,000 shares of Common Stock held by Park Street Investors, L.P., a limited partnership in which Mr. LePore holds a 40% limited partnership interest. The general partner of Park Street Investors, L.P. is Park Street Investors, Inc., a corporation in which Mr. LePore shares voting and investment power. Does not include any shares of Common Stock held by adult siblings of Mr. LePore, as to which shares Mr. LePore disclaims beneficial ownership. Includes options to purchase 212,500 shares of common stock which are exercisable within 60 days of April 15, 2001. Does not include options to purchase 287,500 shares of common stock which are not exercisable within 60 days of April 15, 2001.
 (4) Includes 6,666 shares of restricted Common Stock held by Mr. Boissonneault, which shares vest in four equal annual installments beginning on April 10, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Boissonneault's service as a Director prior to the relevant vesting date. Also includes options to purchase 10,000 shares of Common Stock which are currently exercisable.
 (5) Includes options to purchase 15,000 shares of Common Stock which are currently exercisable.
 (6) Includes options to purchase 20,000 shares of Common Stock which are currently exercisable.
 (7) Includes 6,666 shares of restricted Common Stock held by Mr. Smith, which shares vest in four equal annual installments beginning on April 10, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Smith's service as a Director prior to the relevant vesting date. Also includes options to purchase 10,000 shares of Common Stock which are currently exercisable.
 (8) Includes 186,666 shares of Common Stock held in an individual retirement rollover account for Mr. Staley's benefit and 6,666 shares of restricted Common Stock held by Mr. Staley, which shares vest in four equal annual installments beginning on May 27, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Staley's service as a Director prior to the relevant vesting date. Also includes 100,000 shares of Common Stock owned by Glen Arden Associates, L.P., an investment partnership of which Mr. Staley is a general partner and options to purchase 10,000 shares of Common Stock which are currently exercisable.
 (9) Includes options to purchase 37,500 shares of Common Stock which are exercisable within 60 days of April 15, 2001. Does not include options to purchase 192,500 shares of Common Stock which are not exercisable within 60 days of April 15, 2001.
(10) Includes options to purchase 15,000 shares of Common Stock which are exercisable within 60 days of April 15, 2001. Does not include options to purchase 85,000 shares of Common Stock which are not exercisable within 60 days of April 15, 2001.
(11) Ms. Estrin resigned from the Company in October 2001.
(12) Mr. Veilleux resigned from the Company in March 2001.

                             CERTAIN TRANSACTIONS

  Brian J. Smith and Martin J. Veilleux have each entered into Separation Agreements with the Company. Mr. Veilleux resigned as an Executive Vice President and Chief Financial Officer of the Company on March 31, 2000. Pursuant to his Separation Agreement, Mr. Veilleux received his annual base salary until March 31, 2001, plus the full amount of his target bonus for 2000. In addition, Mr. Veilleux received an additional monthly salary payment of $5,000 per month from April 1, 2000 through October 31, 2000. Mr. Veilleux also agreed to refrain from certain competitive activities through March 31, 2001. Mr. Smith entered into a Separation Agreement with the Company on June 1, 1999. Pursuant to this agreement, Mr. Smith resigned as an Executive Vice President of the Company. The Company paid Mr. Smith the full amount of his base salary through May 31, 2000.

  In June of 2000, the Company purchased substantially all of the assets of Armand Scott, Inc. In consideration of the purchased assets, the Company issued 172,167 shares of its Common Stock, paid $7.5 million in cash, and assumed certain liabilities. In addition, the Company may be required to pay up to an aggregate of $10.8 million in contingent payments, payable as a combination of cash and additional shares of Common Stock. The contingent payments will become payable upon the achievement of certain financial goals of the acquired business during each of two consecutive twelve month periods subsequent to the acquisition date.

  Mr. Gerard LePore, brother of Patrick G. LePore, is employed as a Group Account Supervisor for the Company. During 2000 Mr. Gerard LePore's salary was approximately $150,000 and he was paid sales commissions of approximately $133,000.

  On or about May 25, 1999, a stockholder of the Company filed a putative class action lawsuit against the Company, certain of the Company's officers and directors and certain investment funds affiliated with TA Associates, Inc. in the United States District Court for the District of New Jersey. The suit alleges that the defendants violated the federal securities laws by making material misrepresentations and omissions in certain public disclosures. On November 22, 1999 an amended class action complaint was filed on behalf of five stockholders of the Company containing substantially the same allegations. The suit seeks unspecified damages. The Company's By-laws provide for mandatory indemnification of the Company's directors and officers and former directors and officers to the fullest extent authorized by the Delaware General Corporation Law against all expenses incurred in proceedings in which an officer or former officer is involved as a result of serving or having served as an officer, director or employee of the Company. The Company has also entered into indemnification agreements with each of its directors and officers and certain former officers, including Gregory Boron, Timothy McIntyre and Martin Veilleux, named as defendants in this action. In connection with those agreements, the Company has incurred litigation related expenses defending this lawsuit and has received, and is continuing to receive, payment of certain of these expenses under its directors and officers insurance policy.

  In 2000, the Company had a contract with Somerset Pharmaceuticals, Inc. in connection with its sales services businesses, and Dr. Melvin Sharoky, a Director of the Company, is the President of Somerset Pharmaceuticals, Inc.

  The Company has a policy providing that all material transactions between the Company and its officers, directors and other affiliates must be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. In addition, this policy requires that any loans by the Company to its officers, directors or other affiliates be for bona fide business purposes only.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc.
Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on the Company's review of the copies of such forms and written representations from certain Section 16 Persons, during Fiscal 2000 Mr. Cherichella filed his initial report of ownership after the applicable due date.

                            INDEPENDENT ACCOUNTANTS

  The Company has selected Arthur Andersen LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2001. Arthur Andersen has served as the Company's independent public accountants since February 1997. A representative of Arthur Andersen will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

  Audit Fees. During Fiscal 2000, the aggregate fees billed for professional services rendered by Arthur Andersen for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements totaled $83,000.

  Financial Information Systems Design and Implementation Fees. During Fiscal 2000, the aggregate fees billed for professional services rendered by Arthur Andersen for the design and implementation of the Company's financial information system totaled $0.

  All Other Fees. During Fiscal 2000, the aggregate fees billed for professional services rendered by Arthur Andersen to the Company not covered in either of the preceding two paragraphs totaled $159,028.

  The Audit Committee has considered whether the provision of services by Arthur Andersen is compatible with maintaining Arthur Andersen's independence.

  All of the hours spent on the preparation of the annual financial statements are attributable to work performed by Arthur Andersen's full time employees.

                           EXPENSES OF SOLICITATION

  The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Stockholder proposals intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Company on or before December 25, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not later than March 8, 2002 or earlier than January 22, 2002. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the 15th day after the date of public disclosure of the date of such meeting or the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to: Boron, LePore & Associates, Inc., 1800 Valley Road, Wayne, NJ 07470, Attention: Secretary.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO BORON, LEPORE & ASSOCIATES, INC., 1800 VALLEY ROAD, WAYNE, NEW JERSEY 07470, ATTENTION: INVESTOR RELATIONS.

                      Appendix A--Audit Committee Charter

                       Boron, LePore & Associates, Inc.

                            Audit Committee Charter

I. General Statement of Purpose

  The Audit Committee of the Board of Directors (the "Audit Committee") of Boron, LePore & Associates, Inc. (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II. Audit Committee Composition

  The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. Meetings

  The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. Audit Committee Activities

  The principal activities of the Audit Committee will generally include the following:

  A. Review of Charter

  . Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

  B. Audited Financial Statements and Annual Audit

  . Review the overall audit plan with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

  . Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

    (i) the Company's annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

    (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

    (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

    (iv) the effectiveness of the Company's audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

  . Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  . Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

    (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

    (ii) any changes required by the auditor in the scope or performance of the Company's audit.

  . Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

  . Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

  . Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual report on Form 10-K.

  . Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

  . Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

  C. Unaudited Quarterly Financial Statements

  . Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

  D. Matters Relating to Selection, Performance and Independence of Independent Auditor

  .  Recommend to the Board the appointment of the independent auditor.

  . Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

  . Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

  . Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

  . Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

  E. Matters Relating to the Independence of the Audit Committee

  . Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

  F. General

  . The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

  .  Perform such other oversight functions as may be requested by the Board.

  . In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

  . Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                                  Appendix B

                       Boron, Lepore & Associates, Inc.

                             Amended and Restated
                       1996 Stock Option and Grant Plan

Section 1. General Purpose of the Plan; Definitions

  The name of the plan is the Amended and Restated Boron, LePore & Associates, Inc. 1996 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants, advisors and other key persons of Boron, LePore & Associates, Inc. (the "Company") and its Subsidiaries (as defined below) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

  The following terms shall be defined as set forth below:

  "Act" means the Securities Exchange Act of 1934, as amended.

  "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

  "Board" means the Board of Directors of the Company.

  "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

  "Committee" has the meaning specified in Section 2.

  "Dividend Equivalent Right" means Awards granted pursuant to Section 10.

  "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 16.

  "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause
(i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; or (iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, the Fair Market Value on any given date shall be determined in good faith by the Committee with reference to the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations; and (iv) notwithstanding the foregoing, the Fair Market Value of the Stock on the effective date of the Initial Public Offering shall be the offering price to the public of the Stock on such date.

  "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

  "Independent Director" means a member of the Board who is neither an employee or officer of the Company or any Subsidiary.

  "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

  "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

  "Performance Share Award" means any Award granted pursuant to Section 9.

  "Restricted Stock Award" means any Award granted pursuant to Section 7.

  "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

  "Stock Appreciation Rights" means any Award granted pursuant to Section 6.

  "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

  "Unrestricted Stock Award" means any Award granted pursuant to Section 8.

Section 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards

  (a) Committee. The Plan shall be administered by the Board of Directors of the Company, or at the discretion of the Board, by a committee of the Board consisting of not less than two Independent Directors. On and after the date the Company becomes subject to the Act, each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3(a)(3). On and after the date the Plan becomes subject to Section 162(m) of the Code, each member of the Committee shall be an "Outside Director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. All references herein to the Committee shall be deemed to refer to the entity then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee of the Board, as applicable).

  (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

    (i) to select the officers, employees, Independent Directors, consultants, advisers and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

    (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards,

  Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

    (iii) to determine the number of shares of Stock to be covered by any Award;

    (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

    (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

    (vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

    (vii) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

    (viii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

    (ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

  All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

  (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of delegation and shall contain guidelines as to the determination of the exercise price of any Option or Stock Appreciation Right, the price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

Section 3. Stock Issuable Under the Plan; Mergers; Substitution

  (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be such aggregate number of shares of Stock as does not exceed the sum of (i) 4,500,000 shares; plus (ii) as of each June 30 and December 31 after December 31, 1997, an additional positive number equal to five percent (5%) of the shares of Stock issued by the Company during that six month period; provided, however, that the maximum number of shares of Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 4,500,000 shares, and the maximum number of shares of stock which may be the subject of outright grants shall not exceed 1,125,000 shares. For purposes of the foregoing limitations, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date the Plan is subject to Section 162(m) of the Code, Stock Options or Stock Appreciation Rights with respect to no more than 500,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

  (b) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company or any successor company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options, Stock Appreciation Rights or other Awards that can be granted to any one individual participant,
(iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options, Stock Appreciation Rights or other Awards under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options and Stock Appreciation Rights remain exercisable and the repurchase price for shares subject to repurchase. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

  (c) Mergers and Other Transactions. In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Transaction"), all outstanding Options and Stock Appreciation Rights held by participants, to the extent not fully vested and exercisable, shall not become fully vested and exercisable, except as the Committee otherwise determines. Upon the effectiveness of the Transaction, the Plan and all Options, Stock Appreciation Rights, Dividend Equivalent Rights and Performance Share Awards ("Options/Contractual Awards") granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Contractual Awards heretofore granted, or the substitution of such Contractual Awards of new Contractual Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all outstanding Options and Stock Appreciation Rights held by such optionee which are then exercisable. The treatment of Restricted Stock Awards and Unrestricted Stock Awards in connection with any such transaction shall be as specified in the relevant agreement relating to such Award.

  (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

Section 4. Eligibility

  Participants in the Plan will be such officers and other employees, Independent Directors, consultants, advisors and other key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion.

Section 5. Stock Options

  Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

  Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. Non-Qualified Stock Options may be granted to officers, employees, Independent Directors, advisors, consultants and other key persons of the Company and its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

  No Incentive Stock Option shall be granted under the Plan after August 17,
2007.

  (a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

    (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

    (ii) Grant of Discount Options in Lieu of Cash Compensation. Upon the request of a participant and with the consent of the Committee, such participant may elect each calendar year to receive a Non-Qualified Stock Option in lieu of any cash bonus or other compensation to which he may become entitled during the following calendar year, but only if such participant makes an irrevocable election to waive receipt of all or a portion of such cash compensation. Such election shall be made on or before the date set by the Committee which date shall be no later than 15 days (or such shorter period permitted by the Committee) preceding January 1 of the calendar year for which the cash compensation would otherwise be paid. A Non-Qualified Stock Option shall be granted to each participant who made such an irrevocable election on the date the waived cash compensation would otherwise be paid. The exercise price per share shall be determined by the Committee. The number of shares of Stock subject to the Stock Option shall be determined by dividing the amount of the waived cash compensation by the difference between the Fair Market Value of the Stock on the date the Stock Option is granted and the exercise price per share of the Stock Option. The Stock Option shall be granted for a whole number of shares so determined; the value of any fractional share shall be paid in cash.

    (iii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

    (iv) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options granted in lieu of cash compensation shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

    (v) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; provided, however, that the methods set forth in subsections (B) and (C) below shall become available only after the closing of the Initial Public Offering:

      (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

      (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee free of such restrictions for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

      (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

      (D) By the optionee delivering to the Company a promissory note if the Board has authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

  Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

    (vi) Termination. Unless otherwise provided in the option agreement or determined by the Committee, upon the optionee's termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee's rights in his Stock Options shall automatically terminate.

    (vii) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

  (b) Reload Options. At the discretion of the Committee, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

  (c) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners; or to charitable organizations; provided, however, that the transferee agrees in writing to be bound by the terms and conditions of this Plan and the applicable Option Agreement.

Section 6. Stock Appreciation Rights.

  (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price per Stock Appreciation Right set by the Committee at the time of grant, which price shall determined by the Committee in its sole discretion (or over the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

  (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Committee in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

  A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

  (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

    (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

    (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

Section 7. Restricted Stock Awards

  (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

  (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below.

  (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates under the conditions specified in the relevant instrument relating to the Award, or upon such other event or events as may be stated in the instrument evidencing the Award, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant instrument, to repurchase some or all of the shares of Stock subject to the Award at such purchase price as is set forth in such instrument.

  (d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

  (e) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

Section 8. Unrestricted Stock Awards

  (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any participant, pursuant to which such participant may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

  (b) Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of a participant and with the consent of the Committee, each such participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

  (c) Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

Section 9. Performance Share Awards

  (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

  (b) Restrictions on Transfer. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

  (c) Rights as a Shareholder. A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

  (d) Termination. Except as may otherwise be provided by the Committee at any time, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or business relationship) with the Company and its Subsidiaries for any reason.

  (e) Acceleration, Waiver, Etc. At any time prior to the participant's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 10. Dividend Equivalent Rights

  (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

  (b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

Section 11. Tax Withholding

  (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

  (b) Payment in Stock. Subject to approval by the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

Section 12. Transfer, Leave of Absence, Etc.

  For purposes of the Plan, the following events shall not be deemed a termination of employment:

  (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

  (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

Section 13. Amendments and Termination

  The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Act to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders who are eligible to vote at a meeting of stockholders.

Section 14. Status of Plan

  With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

Section 15. General Provisions

  (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

  No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

  (b) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

Section 16. Effective Date of Plan

  This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

Section 17. Governing Law

  This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.

Adopted and Effective: August 18, 1997

                                FIRST AMENDMENT
                                      TO
                     THE BORON, LePORE & ASSOCIATES, INC.

                             Amended and Restated
                       1996 Stock Option and Grant Plan

  WHEREAS, on April 25, 1998 the Board of Directors voted to increase the base number of shares reserved for issuance under the Plan by 1,000,000 shares and to increase the number of shares for which incentive options may be issued under the Plan by 1,000,000 shares; and

  WHEREAS, the Stockholders of the Company approved such amendments at the 1997 Annual Meeting of Stockholders of the Company held on June 4, 1998.

  NOW, THEREFORE, the Plan is hereby amended as follows:

  1. Section 3(a)(i)--The reference to 3,000,000 shares is deleted substituting therefor "4,000,000 shares."

  2. Section 3(a)(ii)--The reference to 3,000,000 shares is deleted and substituting therefor "4,000,000 shares."

  3. Except as otherwise amended herein, the Plan is hereby affirmed in all other respects.

  IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of this June 4, 1998.

                                                  /s/ Patrick G. LePore
                                          _____________________________________
                                          Patrick G. LePore
                                          Chairman and Chief Executive Officer

                                AMENDMENT NO. 2
                                      to
                       BORON, LEPORE & ASSOCIATES, INC.

                             Amended and Restated
                       1996 Stock Option and Grant Plan

  The undersigned, Patrick G. LePore, Chairman of the Board and Chief Executive Officer of Boron, LePore & Associates, Inc., a Delaware corporation (the "Company"), hereby certifies that he is the duly appointed Chairman of the Board and Chief Executive Officer of the Company and does further certify on behalf of the Company in such capacity that the following Amendment No. 2 to the Boron, LePore & Associates, Inc. Amended and Restated 1996 Stock Option and Grant Plan was duly adopted by the Board of Directors of the Company at a meeting on December 7, 1998:

  1. Section 3(c) is hereby amended by deleting such section in its entirety and replacing such section with the following:

  "(c) Mergers and Other Transactions. In the case of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction,
(iv) the sale of all of the Stock of the Company to an unrelated person or entity in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, or (v) any other transaction in which the owners of the Company's outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a "Transaction"), the Plan and all outstanding Options, Stock Appreciation Rights and other Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Awards, the continuation of Awards by the Company as survivor or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each grantee shall be permitted to exercise, for a period of at least 15 days prior to the date of such termination, all outstanding Options, Stock Appreciation Rights and other Awards held by such grantee which are then exercisable or become exercisable upon the effectiveness of the Transaction. Notwithstanding anything herein to the contrary, in the event that provision is made in connection with the Transaction for the assumption or continuation of Awards, or the substitution of such Awards with new Awards of the successor entity or parent thereof, then, except as the Committee may otherwise determine with respect to particular Awards, any Award so assumed or continued or substituted therefor shall be deemed vested and exercisable in full upon the date on which the grantee's employment or service relationship with the Company and its subsidiaries or successor entity terminates if (i) such termination occurs within eighteen (18) months after the closing of such Transaction and (ii) such termination is by the Company or its Subsidiaries or successor entity without Cause (as defined below) or by the grantee for Good Reason (as defined below), subject, however, to the following sentence. Notwithstanding the foregoing, in the event that the Company receives written advice from its independent public accountants in connection with any Transaction to the effect that vesting of any Award under the circumstances contemplated by the preceding sentence would preclude or otherwise adversely affect the ability of the Company or any other party to such Transaction to account for the same as a "pooling of interests" within the meaning of

APB No. 16 (or any successor provision), which Transaction would otherwise qualify for such accounting treatment, then vesting of such Awards shall not accelerate on a subsequent termination of grantee's employment or service relationship within 18 months following such Transaction as contemplated by the preceding sentence. For purposes of this Section 3(c), the term "Cause" means a vote of the Board of Directors of the Company or the successor entity, as the case may be, resolving that the grantee should be dismissed as a result of (i) any material breach by the grantee of any agreement to which the grantee and the Company are parties, (ii) any act (other than retirement) or omission to act by the grantee which would reasonably be likely to have a material adverse effect on the business of the Company or its subsidiaries or successor entity, as the case may be, or on the grantee's ability to perform services for the Company or its subsidiaries or successor entity, as the case may be, including, without limitation, the conviction of any crime (other than ordinary traffic violations), or (iii) any material misconduct or willful and deliberate non-performance of duties by the grantee in connection with the business or affairs of the Company or its subsidiaries or successor entity, as the case may be; and the term "Good Reason" means the occurrence of any of the following events: (A) a substantial adverse change in the nature or scope of the grantee's responsibilities, authorities, title, powers, functions, or duties; (B) a reduction in the grantee's annual base salary except for across-the-board salary reductions similarly affecting all or substantially all management employees; or (C) the relocation of the offices at which the grantee is principally employed to a location more than fifty (50) miles from such offices."

  IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of this 7th day of December, 1998.

                                                  /s/ Patrick G. LePore
                                          _____________________________________
                                          Patrick G. LePore
                                          Chairman and Chief Executive Officer

BLPCM-PS-01

                        BORON, LEPORE & ASSOCIATES, INC

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 23, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Boron, LePore & Associates, Inc.


                                 DETACH HERE

[X] Please mark
    votes as in
    this example.

-----------------------------------
 BORON, LEPORE & ASSOCIATES, INC.
-----------------------------------
   1. Election of Directors.
      (01) John A. Staley, IV
      (02) John T. Spitznagel
      (03) Ronald M. Nordmann
       FOR                 WITHHOLD
       ALL [_]         [_] FROM ALL
    NOMINEES               NOMINEES

[_]
   -----------------------------------
For all nominees except as noted above

   2. Approval of the Amendment to the 1996 Stock Option and Grant Plan.
                                         For      Against      Abstain
                                         [_]        [_]          [_]

   3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.


      Mark box at right if an address change or comment has been noted on
      the reverse side of this card.                             [_]


Signature:                           Date:
          -------------------------       ---------------------
Signature:                           Date:
          -------------------------       ---------------------

                                  DETACH HERE

                       BORON, LEPORE & ASSOCIATES, INC.

                               1800 VALLEY ROAD
                            WAYNE, NEW JERSEY 07470

                 ANNUAL MEETING OF SHAREHOLDERS - MAY 23, 2001
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Patrick G. LePore and Steven M. Freeman as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2001 Annual Meeting of Shareholders of Boron, LePore & Associates, Inc., to be held at the Marriot Newark Airport, Newark International Airport, Newark, New Jersey on Wednesday, May 23, 2001 at 10:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, AND "FOR" PROPOSAL 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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